Lease - Summary of Minimum Lease Payments Expected to be Collected (Details) - Dec. 31, 2020 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Leases [Abstract]
Year ending December 31, 2021	¥ 84,313	$ 12,922
Year ending December 31, 2022	73,844	11,317
Year ending December 31, 2023	54,175	8,303
Year ending December 31, 2024	9,587	1,469
Year ending December 31, 2025 and thereafter	33,506	5,135
Total	¥ 255,425	$ 39,146